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                                                                   EXHIBIT 10.03




                      REIMBURSEMENT AND SECURITY AGREEMENT

            The undersigned companies (individually, a "Company" and collectively, the "Companies") jointly and severally unconditionally agree to pay C2000 AG ("C2000"), immediately and without demand, any amounts that C2000 may pay, from time to time, on account of guaranties or other assurances of payment that C2000 enters into for the benefit of any of the Companies.

            To secure this reimbursement obligation, each of the Companies grants C2000 a security interest in the following property of each Company, now owned or hereafter acquired: inventory, accounts, equipment, general intangibles, securities (including all capital stock of subsidiaries), deposit accounts and the proceeds thereof. The Companies will execute and deliver such financing statements, and take such other actions, as C2000 requests to perfect these security interests. The Companies agree to negotiate in good faith with C2000 to put in place an Amended and Restated Reimbursement and Security Agreement within a reasonable period after the date hereof, which agreement will contain covenants and other terms typically included in secured credit facilities entered into with third parties and consistent with the discussion between AmeriQuest Technologies, Inc. and C2000.

            This Agreement shall be governed by the internal laws of the State of California. This Agreement may be executed in two or more counterparts, each of which shall constitute one instrument.

            IN WITNESS WHEREOF the undersigned have executed this Agreement as of December 20, 1995.

                                   COMPUTER 2000 AG
                                   By: /s/ Manfred Guenzel
                                       -------------------------------
                                   Title:  Co-President

                                   AMERIQUEST TECHNOLOGIES, INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   AMERIQUEST NCD INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President
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                                   ROBEC, INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   AMERIQUEST / KENFIL, INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   KENFIL DISTRIBUTION (FAR EAST) LTD.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   KENFIL DISTRIBUTION (M) SDN.BHD
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   CDS DISTRIBUTION INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   CMS ENHANCEMENTS INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   CMS ENHANCEMENT SYSTEMS, INC.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   ANYBUS TECHNOLOGY CORPORATION
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President

                                   CMS ENHANCEMENTS (AUST.) PTY LTD.
                                   By: /s/ Mark Mulford
                                       -------------------------------
                                   Title:  President